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                                                                  EXHIBIT 10.13

                                      AGREEMENT

THIS AGREEMENT IS BETWEEN DUSTIN PHILLIPS (THE "PLAYER") AND TEARDROP GOLF COMPANY (THE "COMPANY") AND IS MADE THIS 5TH DAY OF MAY, 1996.


1.  BASE COMPENSATION   For every Nike Tour Tournament Player that uses the
TearDrop putter, carries the TearDrop bag, and wears the TearDrop hat and shirt, the Company shall pay Player $150 per week. The Company must provide a reasonable quantity of hats, shirts, and a golf bag.

2.  ADDITIONAL COMPENSATION

    A.  MAKING THE CUT   For every week the Player qualifies for compensation
under paragraph one, and the Player makes the cut, Player shall earn an additional $200 per tournament if the Player wears the shirt and hat, carries the TearDrop bag, and uses the TearDrop putter during each and every day of the Tournament.

    B.  TOURNAMENT BONUSES
         1. WIN - Every time a Player wins a Nike Tour or PGA TOUR Tournament Company shall pay Player $2500.
         2. PLACE 2 - 5 - Every time a Player finishes two through five in a Nike Tour or PGA TOUR Tournament, Company shall pay Player $500.
         3. PLACE 6 - 10 - Every time a Player finishes six through ten in a Nike Tour or PGA TOUR Tournament, Company shall pay Player $250.

    C.  YEAR END BONUSES
         1. If Player finishes first on the year end Nike money list, Company shall pay Player $10,000.
         2. If Player finishes two through five on the year end Nike money list, Company shall pay Player $2500.
         3. If Player finishes six through ten on the Nike money list, Company shall pay Player $1,000.
         4. If Player finishes eleven through twenty on the year end Nike money list, Company shall pay Player $500.

3.  PAYMENTS   Evaluations will be made on June 30, 1996, September 30, 1996, and December 1, 1996 to determine the amount owed to Player under the above paragraphs and payments will be made fifteen days thereafter.

4.  PERSONAL APPEARANCES   Player shall make 3 personal appearances if so
requested by the Company. Company shall pay for Player's travel expenses and lodging, and said appearances shall not interfere with Player's Tournament or golf schedule.

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5.  PLAYER'S ENDORSEMENT   Player hereby endorses the TearDrop Putter and grants
the Company permission to use Player's name and likeness for promotional purposes.



The Company
TearDrop Golf Company



By: /s/ Brian R. Hochman
   ---------------------------
     Brian R. Hochman
Its:President


The Player



/s/ Dustin Phillips
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Dustin Phillips